UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________

FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2025
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US Foods Holding Corp.
(Exact name of registrant as specified in its charter)
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Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9399 W. Higgins Road, Suite 100
Rosemont, IL 60018
(Address of principal executive offices) (Zip code)

(847) 720-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	USFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2025, the Board of Directors (the “Board”) of US Foods Holding Corp. (the “Company”) increased the size of the Board to nine directors and appointed David W. Bullock to the Board and the Nominating and Corporate Governance Committee.

The Board has determined that Mr. Bullock is independent and meets the applicable independence requirements of the New York Stock Exchange. There are no transactions in which Mr. Bullock had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Mr. Bullock will receive compensation for Board service commensurate with the Company’s other non-employee directors.

Mr. Bullock, age 60, is the former Chief Financial Officer of Pinnacle Agriculture Holdings LLC, an agricultural retail and wholesale distribution business, serving in the role from 2015 until his retirement in 2017. Mr. Bullock served as Chairman of the Board of Directors of BMC Stock Holdings from 2015 until May 2020 and then as a director until its January 2021 merger with Builders FirstSource, Inc., where he continued as a director until May 2022. Prior to that, he served as Chief Financial Officer of Graham Packaging Company Inc., a publicly-traded, global manufacturer of rigid plastics containers, from 2009 until the sale of the company in 2011. Mr. Bullock served as Chief Operating Officer, Executive Vice President, and Chief Financial Officer of UAP Holding Corporation, a publicly-traded distributor of agricultural-related products, from 2002 to 2008. Prior to this, he held various financial positions with FMC Corporation, Air Products and Chemicals Inc., and Westinghouse Electric. Currently, Mr. Bullock serves on the boards of non-profit organizations Faith Alive USA Inc. and Mustangs 4 Military. Mr. Bullock holds a B.S. in Electrical Engineering from Lehigh University and an M.B.A. from Cornell University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: January 10, 2025	US Foods Holding Corp.

	By:	/s/ Martha Ha
Martha Ha
Executive Vice President and General Counsel